SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): November 4, 1997
                                                     (August 14, 1997)

                         LIBERTY PROPERTY TRUST
                 LIBERTY PROPERTY LIMITED PARTNERSHIP
                 ------------------------------------
  (Exact name of registrant as specified in their governing documents)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (610) 648-1700

ITEM 5:  OTHER EVENTS
---------------------

Liberty Property Limited Partnership is a Pennsylvania limited partnership (the "Operating Partnership"). Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), owns an approximate 90.11% interest in the Operating Partnership (as of September 30, 1997) (the Trust and the Operating Partnership are collectively referred to as the "Company"):

On August 14, 1997, the Company acquired title to one office property, comprising 43,387 leaseable square feet, located in Glen Allen, Virginia ("4198 Cox Road"). On September 11, 1997, the Company acquired title to one office property comprising 72,509 leaseable square feet also located in Glen Allen, Virginia ("4510 Cox Road" and, collectively with 4198 Cox Road, the "4198 and 4510 Cox Road Properties"). The Company's total investment in these properties is $13.2 million. The "total investment" for a property is defined as the property's purchase price plus closing costs and management's estimate, as determined at the time of acquisition, of the cost of necessary building improvements in the case of acquisitions, or land costs and land and building improvement costs in the case of development projects, and where appropriate, other development costs and carrying costs required to reach rent commencement(the "Total Investment").

Pursuant to Rule 3-14 of Regulation S-X, audited historical financial information concerning 4198 Cox Road and 4510 Cox Road, is provided in
Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma information is provided in Item 7.

Factors considered by the Company in determining the price to be paid for the 4198 and 4510 Cox Road Properties, included their historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, physical condition and locations of the properties, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the properties themselves and their fit into the Company's operations. The Company, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.

-------------------------------
Statements contained in this report contain forward-looking statements with respect to estimates of Total Investment, future acquisitions and pro forma financial information and their underlying assumptions. As such, these statements involve risks and uncertainties that could affect future results, and accordingly, such results may differ from those expressed herein. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and releasing activities and rates.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   ----
(a)  Financial Statements of Businesses Acquired

     (1)  Statement of Operating Revenues and Certain
          Operating Expenses for 4198 Cox Road

             Report of Independent Auditors........................   6

             Statement of Operating Revenues and Certain
                Operating Expenses for 4198 Cox Road
                for the nine months ended September 30, 1997
                (unaudited) and for the year ended December 31,
                1996...............................................   7

             Notes to the Statement of Operating Revenues and
                Certain Operating Expenses for 4198 Cox Road
                for the nine months ended September 30, 1997
                (unaudited) and for the year December 31, 1996.....   8

     (2)  Statement of Operating Revenues and Certain
          Operating Expenses for 4510 Cox Road

             Report of Independent Auditors........................   10

             Statement of Operating Revenues and Certain
                Operating Expenses for 4510 Cox Road
                for the nine months ended September 30, 1997
                (unaudited) and for the year ended December 31,
                1996...............................................   11

             Notes to the Statement of Operating Revenues and
                Certain Operating Expenses for 4510 Cox Road
                for the nine months ended September 30, 1997
                (unaudited) and for the year December 31, 1996.....   12


(b)   Pro Forma Financial Information (unaudited)
      Liberty Property Trust.......................................   14

             Pro Forma Condensed Consolidated Balance Sheet as of
                September 30, 1997.................................   15
             Pro Forma Consolidated Statement of Operations for
                the nine months ended September 30, 1997...........   16
             Notes to Pro Forma Condensed Consolidated Financial
                Statements as of and for the nine months ended
                September 30, 1997.................................   17
             Pro Forma Consolidated Statement of Operations for
                the year ended December 31, 1996...................   18
             Notes to Pro Forma Consolidated Statement of
                Operations for the year ended December 31, 1996....   19

---------------------------------------------------

      Liberty Property Limited Partnership.........................   20

             Pro Forma Condensed Consolidated Balance Sheet as of
                September 30, 1997.................................   21
             Pro Forma Consolidated Statement of Operations for
                the nine months ended September 30, 1997...........   22
             Notes to Pro Forma Condensed Consolidated Financial
                Statements as of and for the nine months ended
                September 30, 1997..................................  23
             Pro Forma Consolidated Statement of Operations for
                the year ended December 31, 1996...................   24
             Notes to Pro Forma Consolidated Statement of
                Operations for the year ended December 31, 1996....   25

Signatures.........................................................   26

(c)   Exhibits

         23    Consent of Fegley & Associates......................   27

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of 4198 Cox Road, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of 4198 Cox Road. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of 4198 Cox Road's revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain
Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
November 3, 1997

       STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES
       FOR 4198 COX ROAD FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
             (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1996
                              (IN THOUSANDS)

                                               NINE
                                            MONTHS ENDED     YEAR ENDED
                                           SEPTEMBER 30,    DECEMBER 31,
                                                1997            1996
                                           -------------    ------------

Operating revenues:

 Rental                                       $ 333            $ 394

 Operating expense
  reimbursement                                 152              235
                                              ------           ------

 Total operating
   revenues                                     485              629
                                              ------           ------

Certain operating
  expenses:

  Rental property
   expenses                                     111              185

  Real estate taxes                              24               33
                                              ------           ------

  Total certain
   operating expenses                           135              218
                                              ------           ------

Operating revenues in
   excess of certain
   operating expenses                         $ 350            $ 411
                                             =======           ======

The accompanying notes are an integral part of this statement.

               NOTES TO THE STATEMENT OF OPERATING REVENUES AND
                 CERTAIN OPERATING EXPENSES FOR 4198 COX ROAD
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
               (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1996


1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of 4198 Cox Road, Liberty Property Trust (the "Company") owns an approximate 90.11% partners' interest in the Operating Partnership (as of September 30, 1997) (the Trust and the Operating Partnership are collectively referred to as the "Company").

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------

4198 Cox Road               Glen Allen, Virginia    Single story office
                                                      building
                                                      43,387 square feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to 4198 Cox Road that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to 4198 Cox Road.

The financial information presented for the nine months ended September 30, 1997 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Statement of Revenues and Certain Operating Expenses for 4198 Cox Road.

The property consists of commercial office space leased to tenants under leases with varying terms. Tenant renewal options are available.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded on a straight-line basis over the applicable lease term. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of 4198 Cox Road under non-cancellable operating leases as of December 31, 1996 are as follows (in thousands):

                1997                          $  321
                1998                             321
                1999                             131
                2000                              15
                2001                               -
                Thereafter                         -
                                             -------

                Total                         $  788
                                             =======

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of 4510 Cox Road, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of 4510 Cox Road. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of 4510 Cox Road's revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain
Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
November 3, 1997

       STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES
       FOR 4510 COX ROAD FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
             (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1996
                              (IN THOUSANDS)

                                               NINE
                                            MONTHS ENDED     YEAR ENDED
                                           SEPTEMBER 30,    DECEMBER 31,
                                                1997            1996
                                           -------------    ------------

Operating revenues:

 Rental                                       $  743          $  995

 Operating expense
  reimbursement                                  243             325
                                              -------         -------

 Total operating
   revenues                                      986           1,320
                                              -------         -------

Certain operating
  expenses:

  Rental property
   expenses                                      157             239

  Real estate taxes                               51              58
                                              -------         -------

  Total certain
   operating expenses                            208             297
                                              -------         -------

Operating revenues in
   excess of certain
   operating expenses                         $  778          $1,023
                                              =======         =======

The accompanying notes are an integral part of this statement.

               NOTES TO THE STATEMENT OF OPERATING REVENUES AND
                 CERTAIN OPERATING EXPENSES FOR 4510 COX ROAD
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
               (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1996


1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of 4510 Cox Road, Liberty Property Trust (the "Company") owns an approximate 90.11% partners' interest in the Operating Partnership (as of September 30, 1997) (the Trust and the Operating Partnership are collectively referred to as the "Company").

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------

4510 Cox Road               Glen Allen, Virginia    Single story office
                                                      building
                                                      72,509 square feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to 4510 Cox Road that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to 4510 Cox Road.

The financial information presented for the nine months ended September 30, 1997 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Statement of Revenues and Certain Operating Expenses for 4510 Cox Road.

The property consists of commercial office space leased to tenants under leases with varying terms. Tenant renewal options are available.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded on a straight-line basis over the applicable lease term. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of 4510 Cox Road under non-cancellable operating leases as of December 31, 1996 are as follows (in thousands):

                1997                         $   988
                1998                             995
                1999                             906
                2000                             470
                2001                             119
                Thereafter                         -
                                             -------

                Total                        $ 3,478
                                             =======

                       LIBERTY PROPERTY TRUST

             PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 31, 1997 reflects the incremental effect of the 4198 and 4510 Cox Road Properties described in Item 5 as if the acquisitions had occurred on September 30, 1997. The accompanying unaudited, pro forma consolidated statement of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 reflect the incremental effect of the 4198 and 4510 Cox Road Properties, as if such acquisitions had occurred on January 1, 1996. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the 4198 and 4510 Cox Road Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the 4198 and 4510 Cox Road Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                         LIBERTY PROPERTY TRUST

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF SEPTEMBER 30, 1997
                        (UNAUDITED, IN THOUSANDS)
                                                   4198             LIBERTY
                                                 AND 4510           PROPERTY
                                   HISTORICAL    COX ROAD            TRUST
                                      <F1>      PROPERTIES        CONSOLIDATED
                                   ----------   -----------       ------------
ASSETS:
Investment in real estate, net     $1,625,549   $  13,184   <F2>   $1,638,733
Cash and cash equivalents              24,097           -              24,097
Deferred financing and
 leasing costs, net                    29,439           -              29,439
Other assets                           56,114           -              56,114
                                   ----------   -----------       -----------

   Total assets                    $1,735,199   $  13,184          $1,748,383
                                   ==========   ===========       ===========

LIABILITIES:
Mortgage loans                     $  391,055   $       -          $  391,055
Unsecured notes                       200,000           -             200,000
Subordinated debentures               114,820           -             114,820
Lines of credit                       146,000      13,184   <F3>      159,184
Other liabilities                      86,633           -              86,633
                                   ----------   -----------       -----------

   Total liabilities                  938,508      13,184             951,692
                                   ----------   -----------       -----------

MINORITY INTEREST                      66,430           -              66,430
                                   ----------   -----------       -----------

SHAREHOLDERS' EQUITY:
Series A preferred shares             125,000           -             125,000
Common shares                              43           -                  43
Additional paid-in capital            606,309           -             606,309
Unearned compensation                  (1,091)          -              (1,091)
Retained earnings                           -           -                   -
                                   ----------   -----------       -----------

     Total shareholders' equity       730,261           -             730,261
                                   ----------   -----------       -----------

     Total liabilities and
      shareholders' equity         $1,735,199   $  13,184          $1,748,383
                                   ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                          LIBERTY PROPERTY TRUST

                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
             (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)
                                           4198
                                         AND 4510                          LIBERTY
                                         COX ROAD         PRO              PROPERTY
                           HISTORICAL   PROPERTIES       FORMA              TRUST
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $  119,223   $  1,076                         $  120,299
Operating expense reim-
 bursement                     38,121        395                             38,516
Management fees                   516          -                                516
Interest and other              2,244          -                              2,244
                           ----------   ---------                        -----------
Total revenue                 160,104      1,471                            161,575
                           ----------   ---------                        -----------

OPERATING EXPENSES
Rental property expenses       29,849        268                             30,117
Real estate taxes              12,297         75                             12,372
General and administrative      7,602          -                              7,602
Depreciation and amorti-
 zation                        28,787          -        $  247  <F5>         29,034
                           ----------   ---------     ---------          -----------

Total operating expenses       78,535        343           247               79,125
                           ----------   ---------     ---------          -----------

Operating income               81,569      1,128          (247)              82,450

Premium on debenture
  conversion                       98          -             -                   98

Write off of deferred
  financing costs               2,919          -             -                2,919

Interest expense               37,252          -           671  <F6>         37,923
                           ----------   ---------     ---------          -----------
Income (loss) before
 minority interest             41,300      1,128          (918)              41,510

Minority interest               3,815        108           (88) <F7>          3,835
                           ----------   ---------     ---------          -----------

Net income (loss)              37,485      1,020          (830)              37,675  <F8>

Preferred dividend              1,497          -             -                1,497
                           ----------   ---------     ---------          -----------
Income available to
  common shareholders      $   35,988   $  l,020        $ (830)          $   36,178
                           ==========   =========     ==========         ===========
Net income per common
 share - primary                                                         $      .94
                                                                         ===========
Weighted average number
 of common shares out-
 standing                                                                    38,551
                                                                         ===========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                            LIBERTY PROPERTY TRUST

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                        (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
September 30, 1997 and for the nine months ended September 30, 1997.

<F2>  Reflects the Total Investment in 4198 and 4510 Cox Road.

<F3>  Reflects the use of $13,184 from the line of credit to finance the
Total Investment in 4198 and 4510 Cox Road.

<F4>  Reflects incremental addition of revenues and certain expenses of
4198 and 4510 Cox Road in order to reflect a full nine months of operations for these acquisitions.

<F5>  Reflects incremental depreciation of 4198 and 4510 Cox Road based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $13,184 on the line of credit to fund the purchase of 4198 and 4510 Cox Road.

<F7>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 9.58%.

<F8>  The Company's pro forma taxable income for the nine month period ended September 30, 1997 is approximately $30,543 which has been calculated as pro forma income from operations of approximately $37,676 GAAP depreciation and amortization of $29,034 less tax basis depreciation and amortization and other tax differences of approximately $36,167.

                         LIBERTY PROPERTY TRUST
                    PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1996
          (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)
                                            4198
                                          AND 4510                         LIBERTY
                                          COX ROAD         PRO             PROPERTY
                           HISTORICAL    PROPERTIES       FORMA             TRUST
                              <F1>          <F2>       ADJUSTMENTS       CONSOLIDATED
                           ----------    ----------    ------------      ------------
REVENUE
Rental                     $  112,841     $ 1,389                          $ 114,230
Operating expense reim-
 bursement                     35,886         560                             36,446
Management fees                 1,340           -                              1,340
Interest and other              4,198           -                              4,198
                           ----------     --------                         ---------
Total revenue                 154,265       1,949                            156,214
                           ----------     --------                         ---------

OPERATING EXPENSES
Rental property expenses       29,624         424                             30,048
Real estate taxes              11,229          91                             11,320
General and administrative      8,023           -                              8,023
Depreciation and amorti-
 zation                        28,203           -         $   330  <F3>       28,533
                           ----------     --------        --------         ---------

Total operating expenses       77,079         515             330             77,924
                           ----------     --------        ---------        ---------

Operating income               77,186       1,434            (330)            78,290

Premium on debenture con-
 version                        1,027           -               -              1,027
Interest expense               38,528           -             895  <F4>       39,423
                           ----------     --------        --------         ---------

Income (loss) before
 minority interest             37,631       1,434         $(1,225)            37,840

Minority interest               3,891         148            (127) <F5>        3,912
                            ----------    --------        --------        ----------

Net income (loss)          $   33,740     $ 1,286         $(1,098)         $  33,928 <F6>
                           ==========     ========        ========        ==========

Net income per common
 share - primary                                                           $    1.14
                                                                          ==========

Weighted average number
 of common shares out-
 standing                                                                     29,678
                                                                          ==========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                          LIBERTY PROPERTY TRUST

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    FOR THE YEAR ENDED DECEMBER 31, 1996
                      (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical operations of the company for the year ended
December 31, 1996.

<F2>  Reflects the incremental addition of revenues and certain expenses of 4198 and 4510 Cox Road in order to reflect a full twelve months of operations for these acquisitions.

<F3>  Reflects incremental depreciation of 4198 and 4510 Cox Road based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $13,184 on the line of credit to fund the purchase of 4198 and 4510 Cox Road.

<F5>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 10.34%.

<F6>  The Company's pro forma taxable income for the year ended December
31, 1996 is approximately $32,765 which has been calculated as pro forma income from operations of approximately $33,928 plus GAAP depreciation and amortization of $28,533 less tax basis depreciation and amortization and other tax differences of approximately $29,696.

                 LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1997 reflects the incremental effect of 4198 and 4510 Cox Road described in Item 5 as if the acquisitions had occurred on September 30, 1997. The accompanying unaudited, pro forma consolidated statement of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 reflects the incremental effect of 4198 and 4510 Cox Road, as if such acquisitions had occurred on January 1, 1996. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of 4198 and 4510 Cox Road.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of 4198 and 4510 Cox Road had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                   LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF SEPTEMBER 30, 1997
                        (UNAUDITED, IN THOUSANDS)
                                                              LIBERTY
                                             4198             PROPERTY
                                           AND 4510           LIMITED
                             HISTORICAL    COX ROAD         PARTNERSHIP
                                <F1>      PROPERTIES        CONSOLIDATED
                             ----------   -----------       ------------
ASSETS:
Investment in real estate,
 net                         $1,625,549   $  13,184  <F2>   $1,638,733
Cash and cash equivalents        24,097           -             24,097
Deferred financing and
 leasing costs, net              29,439           -             29,439
Other assets                     56,114           -             56,114
                             ----------   -----------       -----------

   Total assets              $1,735,199   $  13,184         $1,748,383
                             ==========   ===========       ===========

LIABILITIES:
Mortgage loans               $  391,055   $       -         $  391,055
Unsecured notes                 200,000           -            200,000
Subordinated debentures         114,820           -            114,820
Line of credit                  146,000      13,184  <F3>      159,184
Other liabilities                86,633           -             86,633
                             ----------   -----------       -----------

    Total liabilities           938,508      13,184            951,692
                             ----------   -----------       -----------

OWNERS' EQUITY
General partner's equity        730,261           -            730,261
Limited partners' equity         66,430           -             66,430
                             ----------   -----------       -----------

    Total owners' equity
      equity                    796,691           -            796,691
                             ----------   -----------       -----------

     Total liabilities and
      owners' equity         $1,735,199   $  13,184         $1,748,383
                             ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                              (UNAUDITED AND IN THOUSANDS)
                                           4198                            LIBERTY
                                         AND 4510                         PROPERTY
                                         COX ROAD         PRO              LIMITED
                           HISTORICAL   PROPERTIES       FORMA           PARTNERSHIP
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $  119,223   $  1,076                         $   120,299
Operating expense reim-
 bursement                     38,121        395                              38,516
Management fees                   516          -                                 516
Interest and other              2,244          -                               2,244
                           ----------   ---------                        ------------
Total revenue                 160,104      1,471                             161,575
                           ----------   ---------                        ------------

OPERATING EXPENSES
Rental property expenses       29,849        268                              30,117
Real estate taxes              12,297         75                              12,372
General and administrative      7,602          -                               7,602
Depreciation and amorti-
 zation                        28,787          -        $   247   <F5>        29,034
                           ----------   ---------     ----------         ------------

Total operating expenses       78,535        343            247               79,125
                           ----------   ---------     ----------         ------------

Operating income               81,569      1,128           (247)              82,450

Premium on debenture
  conversion                       98          -              -                   98

Write off of deferred
  financing costs               2,919          -              -                2,919

Interest expense               37,252          -            671   <F6>        37,923
                           ----------   ---------     ----------         ------------

Net income (loss)          $   41,300   $  1,128      $    (918)         $    41,510
                           ==========   =========     ==========         ============

Net income (loss)
 allocated to general
 partner                   $   37,485   $  1,020      $    (830)         $    37,675

Net income (loss)
 allocated to limited
 partners                       3,815        108            (88)  <F7>         3,835
                           ==========   =========     ==========         ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
Septenber 30, 1997 and for the nine months ended September 30, 1997.

<F2>  Reflects the Total Investment in 4198 and 4510 Cox Road.

<F3>  Reflects the use of $13,184 from the line of credit to finance the
Total Investment in 4198 and 4510 Cox Road.

<F4>  Reflects the incremental addition of revenues and certain expenses of 4198 and 4510 Cox Road in order to reflect a full nine months of operations for these acquisitions.

<F5>  Reflects incremental depreciation of 4198 and 4510 Cox Road based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $13,184 on the line of credit to fund the purchase of 4198 and 4510 Cox Road.

<F7>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 9.58%.

                       LIBERTY PROPERTY LIMITED PARTNERSHIP

                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1996
                             (UNAUDITED AND IN THOUSANDS)
                                           4198                              LIBERTY
                                          AND 4510                           PROPERTY
                                          COX ROAD           PRO             LIMITED
                           HISTORICAL    PROPERTIES         FORMA          PARTNERSHIP
                              <F1>          <F2>         ADJUSTMENTS       CONSOLIDATED
                           ----------   ------------     ------------      ------------
REVENUE
Rental                     $  112,841   $   1,389                           $ 114,230
Operating expense reim-
 bursement                     35,886         560                              36,446
Management fees                 1,340           -                               1,340
Interest and other              4,198           -                               4,198
                           ----------   ----------                          ---------
Total revenue                 154,265       1,949                             156,214
                           ----------   ----------                          ---------

OPERATING EXPENSES
Rental property expenses       29,624         424                              30,048
Real estate taxes              11,229          91                              11,320
General and administrative      8,023           -                               8,023
Depreciation and amorti-
 zation                        28,203           -          $  330   <F3>       28,533
                           ----------   ----------       ----------         ---------

Total operating expenses       77,079         515             330              77,924
                           ----------   ----------       ----------         ---------

Operating income               77,186       1,434            (330)             78,290

Premium on debenture con-
 version                        1,027           -               -               1,027
Interest expense               38,528           -             895   <F4>       39,423
                           ----------   ----------       ----------         ---------

Net income (loss)          $   37,631   $   1,434        $ (1,225)          $  37,840
                           ==========   ==========       ==========         =========

Net income (loss)
 allocated to general
 partner                   $   33,740   $   1,286        $ (1,098)          $  33,928

Net income (loss)
 allocated to limited
 partners                       3,891         148            (127)  <F5>        3,912
                           ==========   ==========       ==========         =========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                     LIBERTY PROPERTY LIMITED PARTNERSHIP

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                      (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company for the year ended December 31, 1996.

<F2>  Reflects the incremental addition of revenue and certain expenses of 4198 and 4510 Cox Road in order to reflect a full twelve months of operations for these acquisitions.

<F3>  Reflects incremental depreciation of 4198 and 4510 Cox Road based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $13,184 on the line of credit to fund the purchase of 4198 and 4510 Cox Road.

<F5>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 10.34%.

                             SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  November 3, 1997        BY: /s/ WILLARD G. ROUSE, III
                                ----------------------------------------
                                NAME:   Willard G. Rouse, III
                                TITLE:  Chief Executive Officer


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  November 3, 1997        BY: /s/ WILLARD G. ROUSE, III
                                ----------------------------------------
                                NAME:   Willard G. Rouse, III
                                TITLE:  Chief Executive Officer

                                                             EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-94782) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-14139) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-22211) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-8 No. 33-94036) and related Prospectus of Liberty Property Trust, of our report dated November 3, 1997, with respect to the Statement of Operating Revenues and Certain Operating Expenses for 4198 and 4510 Cox Road included in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership dated August 14, 1997, filed with the Securities and Exchange Commission.



                                                 /s/ FEGLEY & ASSOCIATES
                                                 Fegley & Associates
                                                 Plymouth Meeting, PA
                                                 November 3, 1997